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                                                                   EXHIBIT 99.3


                            CONSENT OF DIRECTOR NOMINEE


     I hereby consent to the reference to me in the Joint Proxy
Statement/Prospectus constituting a part of the Registration Statement on Form S-4 with which this consent is filed as a person who has been nominated to serve as a director of Devon Energy Corporation upon consummation of the merger of Devon Energy Corporation and Santa Fe Snyder Corporation.



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                                       Name: /s/ Melvyn N. Klein
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